Exhibit 32.2

WINTHROP REALTY TRUST

FORM 10-Q MARCH 31, 2016

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Winthrop Realty Trust (“the Company”) for the period ended March 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John A. Garilli, Chief Financial Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ John A. Garilli
Name:	John A. Garilli
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

May 6, 2016